UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 28, 2009

Vitran Corporation Inc.

(Exact name of registrant as specified in its charter)

ONTARIO, CANADA	000-26256	Not applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

185 The West Mall, Suite 701, Toronto, Ontario, Canada		M9C 5L5
(Address of principal executive offices)		(Zip code)

(Registrant’s telephone number, including area code)	416-596-7664

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On May 8, 2009, the Registrant entered into a fifth amendment to the July 31, 2007 credit agreement led by JPMorgan Chase Bank, attached hereto as Exhibit 10.9.9, and such credit agreement is incorporated in its entirety by reference herein.  The amendment became effective May 27, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VITRAN CORPORATION INC.

	By:	/s/ Sean P. Washchuk
Name: Sean P. Washchuk
Date: May 28, 2009	Title: Vice President Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description of Exhibit

10.9.9	Material Definitive Agreement - dated May 8, 2009 Amendment No.5 to Credit Agreement